UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 2, 2023

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2023, the Board of Directors of Blue Bird Corporation (the “Company”) approved an amendment to the Company’s Bylaws (as so amended, the “Bylaws”) to update certain procedural requirements relating to director nominations by stockholders in light of the adoption and effectiveness of Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), which generally requires the use of universal proxy cards in director election contests.

As amended and restated, Section 3.2 of Article III of the Bylaws provides that a stockholder’s written notice to the Secretary of the corporation in respect of a nomination of one or more persons for election to the Board of Directors must, in addition to all other procedural and notice requirements of Section 3.2, (i) comply with the requirements of Rule 14a-19, (ii) include all information required by Rule 14a-19, and (iii) be accompanied by the written consent of each proposed nominee to being named or referred to as a nominee in any proxy statement relating to the annual or special meeting called to elect directors. In addition to the other requirements set forth in Section 3.2, if a solicitation in support of a stockholder’s nominee is not made in compliance with Rule 14a-19, such nomination shall not be considered at the meeting in question.

The foregoing summary of the amendments effectuated by the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws as amended, a copy of which is included as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

3.1    Amendment No. One to Bylaws of Blue Bird Corporation, with redline changes, effect. February 2, 2023.

3.2    Bylaws of Blue Bird Corporation, as amended, effective February 2, 2023.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted M. Scartz
Name:	Ted M. Scartz
Title:	Senior Vice President and General Counsel
Dated: February 3, 2023